     COMMON STOCK           [PIVOT RULES LOGO]            COMMON STOCK

       NUMBER                                               SHARES
---------------------                                 ---------------------
PR
---------------------                                 ---------------------
INCORPORATED UNDER THE LAWS OF                            SEE REVERSE FOR
    THE STATE OF NEW YORK                               CERTAIN DEFINITIONS

                                                         CUSIP 725810 10 5



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THIS CERTIFIES THAT




IS THE OWNER OF
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     FULLY-PAID AND NON ASSESSABLE VOTING SHARES OF THE COMMON STOCK
                              $.01 PAR VALUE OF

===============================PIVOT RULES, INC.==============================

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE CORPORATION'S CERTIFICATE OF INCORPORATION AND BYLAWS, AND ALL AMENDMENTS THERETO. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

        IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE FACSIMILE SEAL OF THE CORPORATION.

DATED:




          /s/ Meena N. Bhatia      PIVOT RULES, INC.    /s/ E. Kenneth Seiff
          ASSISTANT SECRETARY         CORPORATE          PRESIDENT AND C.E.O.
                                         SEAL
                                         1991
                                       NEW YORK







COUNTERSIGNED AND REGISTERED:
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                   (NEW YORK, NEW YORK)
                                                                TRANSFER AGENT
                                                                AND REGISTRAR
BY

                                                          AUTHORIZED SIGNATURE

                               PIVOT RULES, INC.

     THE CORPORATION SHALL FURNISH, WITHOUT CHARGE, TO EACH SHAREHOLDER WHO REQUESTS, A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES, AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS, OF SUCH PREFERENCES OR SUCH RIGHTS AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM - AS TENANTS IN COMMON     UNIF GIFT MIN ACT-_________CUSTODIAN_______
TEN ENT - AS TENANTS BY THE ENTIRETIES                (CUST)          (MINOR)
JT TEN  - AS JOINT TENANTS WITH
          RIGHT OF SURVIVORSHIP AND              UNDER UNIFORM GIFTS TO MINORS
          NOT AS TENANTS IN COMMON
                                                ACT____________________________
                                                              (STATE)
   ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

FOR VALUE RECEIVED,______________________HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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-------------------------------------------------------------------------SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

-----------------------------------------------------------------------ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED,____________________________


                 X
                 --------------------------------------------------------------
                 X
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                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                 WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:



IMPORTANT:SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A MEDALLION GUARANTEE PROGRAM.